                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



         Date of Report (Date of earliest event reported): May 26, 1998



                               CALPINE CORPORATION

                            (A Delaware Corporation)
                        Commission File Number: 033-73160
                  I.R.S. Employer Identification No. 77-0212977




                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115

ITEM 5. OTHER EVENTS

On May 26, 1998, Calpine Corporation ("Calpine"), a Delaware corporation, announced it had signed a 20-year contract to provide electricity to the Magic Valley Electric Cooperative, Inc. of Mercedes, Texas beginning in 2001. The power will be supplied by Calpine's Magic Valley Generating Station, a 700 megawatt natural gas-fired power plant under development in Edinburg, TX. Magic Valley, a 51,000 member non-profit electric cooperative, initially will purchase from 250 to 400 megawatts of capacity, with an option to purchase additional capacity. The electric cooperative will be the "anchor tenant" for Calpine's new Magic Valley plant. Calpine is marketing additional capacity to other wholesale customers, initially targeting south Texas. Permitting for the Magic Valley plant is underway, with construction expected to begin in late 1999.

In conjunction with the Magic Valley plant, Calpine entered into an agreement with the City of Edinburg to purchase water from the City's waste-water treatm-ent plant for use at the power plant.

Calpine has also entered into agreements with Houston, TX-based CCNG, Inc., an oil and gas exploration, development and marketing company, to provide fuel management services for the Magic Valley plant. In addition, both companies will jointly pursue a variety of other natural gas opportunities in the Texas market. As part of this new fuels venture, Calpine has granted CCNG Investments, L.P. ("CCNG"), options to purchase 1.1 million shares of Calpine Common Stock ("Stock Purchase Agreement"). Under the terms of the Stock Purchase Agreement, CCNG has the one-time right prior to September 28, 1998, to elect to purchase from Calpine up to 1.0 million shares of Calpine's common stock, $0.001 par value. The per share purchase price will be determined by the average of the closing prices of Calpine's common stock for the ten trading days immediately preceding the receipt of written notice. Additionally, prior to December 31, 1998, CCNG has the one-time right to purchase from Calpine additional shares of common stock at a price of $17-7/8 per share. The additional shares may be purchased in an amount equal to the greater of (i) 50,000 shares of common stock or (ii) up to ten percent of that number of shares of common stock purchased by CCNG pursuant to the initial option for 1.0 million shares.

ITEM 7. EXHIBITS

        10.8.5 Stock Purchase Agreement dated May 1, 1998 and between Calpine Corporation and CCNG Investments, L.P.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     CALPINE CORPORATION


                                 By:       /s/  Ann. B. Curtis
                                    ------------------------------------
                                                Ann B. Curtis
                                           Senior Vice President and
                                            Chief Financial Officer

June 9, 1998

                                                                EXHIBIT  10.8.5

TABLE OF CONTENTS

                                                                            Page


1.       Purchase and Sale of Stock............................................1
         1.1      Sale and Issuance of Common Stock............................1
         1.2      Closing......................................................1


2.       Representations and Warranties of the Company.........................2
         2.1      Organization, Good Standing and Qualification................2
         2.2      Capitalization and Voting Rights.............................2
         2.3      Authorization................................................2
         2.4      Valid Issuance of Common Stock...............................2
         2.5      Offering.....................................................3
         2.6      Changes......................................................3


3.       Representations and Warranties of the Investor........................3
         3.1      Authorization................................................3
         3.2      Purchase Entirely for Own Account............................3
         3.3      Disclosure of Information....................................3
         3.4      Investment Experience........................................4
         3.5      Accredited Investor..........................................4
         3.6      Restricted Securities........................................4
         3.7      Further Limitations on Disposition...........................4
         3.8      Legends......................................................4


4.       California Commissioner of Corporations...............................5
         4.1      Corporate Securities Law.....................................5


5.       Conditions of Investor's Obligations at Each Closing..................5
         5.1      Representations and Warranties...............................5
         5.2      Proceedings and Documents....................................5
         5.3      Qualifications...............................................5


6.       Conditions of the Company's Obligations at Closing....................6
         6.1      Representations and Warranties...............................6
         6.2      Payment of Purchase Price....................................6
         6.3      Qualifications...............................................6

7.       Board of Directors....................................................7

8.       Form S-3 Registration Rights..........................................6
         8.1      Definitions..................................................6
         8.2      Registration Rights..........................................6
         8.3      Obligations of the Company...................................7

         8.4      Furnish Information..........................................8
         8.5      Indemnification..............................................8
         8.6      Reports Under Securities & Exchange Act of 1934.............10
         8.7      Termination of Registration Rights..........................11


9.       Restrictions on Sale of Common Stock.................................11
         9.1      Public Offerings............................................11

10.      Miscellaneous........................................................11
         10.1     Survival of Warranties......................................11
         10.2     Successors and Assigns......................................11
         10.3     Governing Law...............................................11
         10.4     Counterparts................................................11
         10.5     Titles and Subtitles........................................12
         10.6     Notices.....................................................12
         10.7     Amendments and Waivers......................................12
         10.8     Severability................................................12
         10.9     Entire Agreement............................................12

                            STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT is made as of the first day of May, 1998, by and between Calpine Corporation, a Delaware corporation (the "Company"), and CCNG, Investments, L.P., a Texas limited partnership (the "Investor").

                  THE PARTIES HEREBY AGREE AS FOLLOWS:

               1. Purchase and Sale of Stock.

               1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement:

                    (a) at any time prior to September 28, 1998, the Investor shall have the one-time right to elect to purchase from the Company, and the Company agrees to sell and issue to the Investor, at the Initial Closing (as defined below) pursuant to Section 1.2, up to One Million (1,000,000) shares of the Company's Common Stock, $0.001 par value ("Common Stock"), at a price per share equal to the average of the closing prices of such Common Stock for the ten (10) trading days immediately preceding the Initial Closing; and

                    (b) at any time prior to December 31, 1998, the Investor shall have the one-time right to elect to purchase, and the Company agrees to sell and issue to the Investor, at any Subsequent Closing (as defined below) pursuant to Section 1.2, additional shares of the Company's Common Stock at a price of $17-7/8 per share in an amount equal to the greater of (i) 50,000 shares of Common Stock or (ii) up to ten percent (10%) of that number of shares of Common Stock purchased by the Investor at the Initial Closing pursuant to
Section 1.1(a).

                    (c) The number of shares purchasable under Section 1.1(a) and Section 1.1(b) and the price payable under Section 1.1(b) hereof shall be appropriately adjusted for any stock splits, combinations, reclassifications or similar events.

               1.2 Closing. The purchase and sale of the Common Stock pursuant to Section 1.1(a) shall take place at the offices of the Company, 50 West San Fernando Street, San Jose, California 95113, at 9:00 A.M. on the tenth (10th) business day following the Company's receipt of written notice from the Investor to the Company that the Investor elects to purchase a stated number of shares of Common Stock pursuant to Section 1.1(a) hereof, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are designated as the "Initial Closing"). The purchase and sale of the Common Stock pursuant to Section 1.1(b) shall take place at such offices of the Company at 9:00 A.M. on the tenth (10th) business day following the Company's receipt of written notice from the Investor to the Company that the Investor elects to purchase a stated number of shares of Common Stock pursuant to Section 1.1(b) hereof, or at such other time or place as the Company and the Investor mutually agree upon (which time and place are designated the "Subsequent Closing"). The Initial Closing and the Subsequent Closing are each referred to as a "Closing." At each Closing, the Company shall deliver to the Investor a certificate representing the shares of Common Stock that the Investor is purchasing against payment of the purchase price therefor to the Company by certified or cashiers' check or wire transfer of immediately available funds.

               2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

               2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

               2.2 Capitalization and Voting Rights. The authorized capital of the Company consists of:

                       (i) Preferred Stock. 10,000,000 shares of Preferred Stock (the "Preferred Stock"), of which no shares are outstanding.

                       (ii) Common Stock. 100,000,000 shares of common stock ("Common Stock"), of which 20,104,890 shares were issued and outstanding as of March 4, 1998.

                       (iii) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and any relevant state securities laws or pursuant to valid exemptions therefrom.

               2.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

               2.4 Valid Issuance of Common Stock. The Common Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

               2.5 Offering. Subject in part to the truth and accuracy of the Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and the securities laws of the State of California, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

               2.6 Changes. Since the date of the Company's last Annual Report on Form 10-K for the period ending December 31, 1997 filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), there has not been any change in the business, affairs, assets, liabilities, financial condition or operating results of the Company that have been, in the aggregate, materially adverse to the Company and its subsidiaries, taken as a whole.

               3. Representations and Warranties of the Investor. The Investor hereby represents and warrants that:

               3.1 Authorization. The Investor has full power and authority to enter into this Agreement, and such agreement constitutes a valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

               3.2 Purchase Entirely for Own. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Common Stock to be received by the Investor (the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

               3.3 Disclosure of Information. The Investor acknowledges that it has received all the information the Investor considers necessary or appropriate for deciding whether to purchase the Securities. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

               3.4 Investment Experience. The Investor can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

               3.5 Accredited Investor. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

               3.6 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

               3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until either:

                    (a) there is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement and all applicable laws and regulations under the Securities Act and otherwise; or

                    (b) (i) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act, and (iii) other than with respect to Securities sold in the public market pursuant to SEC Rule 144, the transferee has agreed in writing for the benefit of the Company to be bound by all provisions of this Agreement, including without limitation, this Section 3 and to the extent this Section and such agreement are then applicable.

               3.8 Legends.

                    (a) It is understood that the certificate evidencing the Securities may bear one or all of the following legends:

                       (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                       (ii) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

                    (b) No legend under Section 3.8(a)(i) shall be required after the Securities are freely tradable without limitation under Rule 144 of the Securities Act of 1933, as amended.

               4. California Commissioner of Corporations.

               4.1 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

               5. Conditions of Investor's Obligations at Each Closing. The obligations of the Investor under Section 1.1(a) of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions:

               5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

               5.2 Proceedings   and   Documents.   All  corporate  and  other
proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor's counsel, and the Investor shall have received all such counterpart original and certified or other copies of such documents as the Investor may reasonably request.

               5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

               6. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by the Investor:

               6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

               6.2 Payment of Purchase Price. The Investor shall have delivered the purchase price as specified in Sections 1.1 and 1.2 of this Agreement, as applicable.

               6.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

               7. Board of Directors. In the event that the Investor purchases the entire amount of shares of Common Stock that the Investor is entitled to purchase under Section 1.1(a) hereof, then upon receipt of a written request from the Investor, the Company shall take all necessary action to appoint Daniel
B. Porter as a director on the Company's Board of Directors promptly following the Closing at which such shares are purchased. In such event, Mr. Porter shall serve as a director at the discretion of the Company's stockholders and Board of Directors and subject to all applicable laws and regulations and the provisions of the Company's Certificate of Incorporation and Bylaws. Nothing in this agreement, or otherwise, grants or shall be construed to grant Mr. Porter any contractual rights to maintain such position on the Board of Directors.

               8.  Form S-3 Registration Rights.

               8.1 Definitions.

                    (a) The term "Form S-3" refers to a Registration Statement on Form S-3 under the Securities Act as such form is in effect on the date hereof or any similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                    (b) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               8.2 Registration Rights. In case the Company shall receive a written request from the Investor that the Company effect a registration on pursuant to this Section 8 and any related qualification or compliance with respect to all or a part of the Securities owned by the Investor, the Company will:

                    (a) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Investor's Securities as are specified in such request;

provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 8.2(a): (i) if Form S-3 is not available for such offering by the Investor; (ii) if the Investor proposes to sell Securities at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) on more than two occasions; (iv) if the Company shall furnish to the Investor a certificate signed by the President of the Company stating that, in the good faith judgment of the Company, it would be seriously detrimental to the Company for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Investor under this Section 8.2; provided, however, that the Company shall not utilize this right more than twice in any one year; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (b) subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Securities as soon as practicable after receipt of the request of the Investor. All expenses incurred by the Company in connection with a registration requested pursuant to this Section 8, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the fees of counsel for the Company, but excluding any underwriters' discounts or commissions associated with Securities, shall be borne by the Company.

               8.3  Obligations  of the Company.  Whenever  required  under this
Section 8 to effect the registration of any Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) prepare and file with the SEC a Form S-3 registration statement with respect to such Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Investor, keep such registration statement effective for a period of up to one hundred eighty (180) days.

                    (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                    (c) furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Securities registered.

                    (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions except as may be required by the Securities Act.

                    (e) notify the Investor of Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act due to the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (f) cause all such Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                    (g) provide a transfer agent and registrar for all Securities registered pursuant hereunder and a CUSIP number for all such Securities, in each case not later than the effective date of such registration.

               8.4 Furnish Information. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 8 with respect to the Securities to be registered that the Investor shall furnish to the Company such information regarding itself, the Securities held by it, and the intended method of disposition of such Securities as shall be required to effect the registration of such Securities.

               8.5 Indemnification. In the event any Securities are included in a registration statement under this Section 8:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, and each person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to the Investor, or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor or controlling person.

                    (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by the Investor for use in connection with such registration; and the Investor will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that, in no event shall any indemnity under this subsection exceed the gross proceeds from the offering received by the Investor.

                    (c) Promptly after receipt by an indemnified party under this Section 8.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.5.

                    (d) If the indemnification provided for in this Section 8.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                    (e) The  obligations  of the Company and Investor under this
Section 8.5 shall survive the completion of any offering of Securities in a registration statement under this Agreement and otherwise.

               8.6 Reports Under Securities Exchange Act of 1934. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to:

                    (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

                    (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                    (c) Furnish to the Investor, so long as the Investor owns any Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               8.7 Termination of Registration Rights.

                    (a) The Investor shall not be entitled to exercise any right provided for in this Section 8 after two (2) years following the execution of this Agreement.

                    (b) In addition, the right of the Investor to request registration or inclusion in any registration pursuant to this Section 8 shall terminate if all Securities purchased by the Investor hereunder may immediately be sold under Rule 144(k) under the Securities Act.

               9.  Restrictions on Sale of Common Stock.

               9.1 Public Offerings. In the event that the Company undertakes or makes a public offering of shares of its Common Stock or any other equity securities subject to regulation under the Securities Act, upon the request of the underwriters underwriting such public offering, the Investor shall enter into a "lock up" agreement reasonably satisfactory in form and substance to such underwriters (and substantially similar to any such "lock up" agreements executed by the Company's most senior officers), pursuant to which the Investor will agree not to sell Common Stock which it owns for a period from and after the date of such public offering not to exceed the lesser of (i) the period of such prohibition applicable to the Company's most senior officers or (ii) one hundred eighty (180) days; provided, however, that this Section 9.1 shall apply only if the Investor owns 500,000 shares of Common Stock or more (as adjusted for stock splits, combinations, reclassifications or similar events).

               10.  Miscellaneous.

               10.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

               10.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties. This Agreement shall not be assignable by either the Company or the Investor under any condition or circumstance. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               10.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

               10.4  Counterparts.   This  Agreement  may  be  executed  in  two
counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

               10.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               10.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               10.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investor at the time outstanding, each future holder of all such securities, and the Company.

               10.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               10.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto relating to the subject matter hereof, and no such party shall be liable or bound to any other such party in any manner as a result of any warranties, representations, or covenants, except as specifically set forth herein.


                  (Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              CALPINE CORPORATION



                              By:      /s/ Peter Cartwright
                                 -----------------------------------
                                           Peter Cartwright
                                           Chairman, President and
                                           Chief Executive Officer

             Address:         50 West San Fernando Street
                              San Jose, CA  95113


                              INVESTOR:

                              CCNG, INVESTMENTS, L.P.

                              By: CCNG, INC., a Texas corporation and
                              the General Partner of CCNG INVESTMENTS, L.P.



                              By:      /s/ Daniel B. Porter
                                 -----------------------------------
                                           Daniel B. Porter
                                           President

             Address:         3700 Buffalo Speedway, Suite 1100
                              Houston, Texas 77098-3705